                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 26, 2002


                      SOVEREIGN SPECIALTY CHEMICALS, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                     333-39373                 36-4176637
(State of Incorporation)       (Commission File No.)      (IRS Employer Number)


        225 West Washington Street, Suite 2200, Chicago, Illinois 60606
              (Address of principal executive officers)(Zip Code)



       Registrant's telephone number, including area code: (312) 419-7100

ITEM 5. OTHER EVENTS

On July 25, 2002 Sovereign Specialty Chemicals, Inc. issued press releases to provide updates on operations of the Company and the naming of a new Chief Executive Officer. Copies of the press releases are attached hereto as Exhibit
99.1 and Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               Exhibit 99.1 Press Release of Sovereign Specialty Chemicals, Inc. dated July 25, 2002, regarding the naming of a new Chief Executive Officer.

               Exhibit 99.2 Press Release of Sovereign Specialty Chemicals, Inc. dated July 25, 2002, regarding an update on operations and announcement of a Second Quarter Conference Call.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOVEREIGN SPECIALTY CHEMICALS, INC.
                                                (registrant)


                                     By: /s/ John R. Mellett
                                         -------------------------------
                                         John R. Mellett
                                         Vice President and
                                         Chief Financial Officer


Dated: July 26, 2002